ORCHID ISLAND CAPITAL ANNOUNCES

MAY 2023 MONTHLY DIVIDEND AND

APRIL 30, 2023 RMBS PORTFOLIO CHARACTERISTICS

●	May 2023 Monthly Dividend of $0.16 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of April 30, 2023
●	Next Dividend Announcement Expected June 14, 2023

Vero Beach, Fla., May 10, 2023 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of May 2023. The dividend of $0.16 per share will be paid June 28, 2023 to holders of record of the Company’s common stock on May 31, 2023, with an ex-dividend date of May 30, 2023. The Company plans on announcing its next common stock dividend on June 14, 2023.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of May 10, 2023 and April 30, 2023, the Company had 39,134,901 shares of common stock outstanding. As of March 31, 2023, the Company had 39,085,756 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of April 30, 2023 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Feb 23 -
									Apr-23	Apr-23
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in May)	in May)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 4.0	$388	$383	0.01%	$98.56	4.00%	4.54%	60	119	0.8%	0.8%	$6	$(6)
15yr Total	388	383	0.01%	98.56	4.00%	4.54%	60	119	0.8%	0.8%	6	(6)
30yr 3.0	2,502,568	2,258,747	56.92%	90.26	3.00%	3.44%	24	332	3.2%	3.5%	72,933	(74,550)
30yr 3.5	207,700	196,348	4.95%	94.53	3.50%	4.03%	38	312	9.1%	8.0%	5,461	(5,533)
30yr 4.0	589,382	564,121	14.21%	95.71	4.00%	4.78%	15	343	3.8%	3.3%	13,837	(15,048)
30yr 4.5	361,452	353,656	8.91%	97.84	4.50%	5.45%	10	349	9.4%	6.3%	6,405	(7,472)
30yr 5.0	578,426	575,912	14.51%	99.57	5.00%	5.93%	8	352	4.6%	5.9%	9,460	(11,269)
30yr Total	4,239,528	3,948,784	99.50%	93.14	3.56%	4.16%	20	337	4.3%	4.2%	108,095	(113,872)
Total Pass Through RMBS	4,239,916	3,949,167	99.51%	93.14	3.56%	4.16%	20	337	4.3%	4.2%	108,101	(113,879)
Structured RMBS
IO 20yr 4.0	10,015	1,106	0.03%	11.04	4.00%	4.57%	136	97	9.1%	10.1%	6	(6)
IO 30yr 3.0	3,097	381	0.01%	12.31	3.00%	3.64%	99	250	1.0%	0.8%	1	(2)
IO 30yr 4.0	88,351	16,315	0.41%	18.47	4.00%	4.60%	104	247	7.8%	6.4%	(434)	311
IO 30yr 4.5	3,774	711	0.02%	18.83	4.50%	4.99%	154	192	8.3%	7.7%	(9)	5
IO 30yr 5.0	2,096	418	0.01%	19.93	5.00%	5.36%	154	194	19.3%	16.2%	(9)	6
IO Total	107,333	18,931	0.48%	17.64	4.01%	4.60%	110	230	8.0%	6.8%	(446)	313
IIO 30yr 4.0	29,846	492	0.01%	1.65	0.00%	4.40%	67	282	0.4%	3.6%	109	(96)
Total Structured RMBS	137,179	19,423	0.49%	14.16	3.14%	4.55%	101	242	6.3%	6.1%	(337)	217

Total Mortgage Assets	$4,377,095	$3,968,590	100.00%		3.55%	4.18%	23	334	4.4%	4.3%	$107,764	$(113,662)

	Average	Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
5-Year Treasury Future(2)	$(926,500)	Jun-23	$(19,928)	$19,350
10-Year Treasury Ultra(3)	(54,200)	Jun-23	(2,624)	2,506
Swaps	(1,674,000)	Apr-29	(42,025)	40,483
TBA	(875,000)	May-23	(24,294)	25,654
Swaptions	(533,000)	Aug-24	(2,941)	4,969
Hedge Total	$(4,062,700)		$(91,812)	$92,962
Rate Shock Grand Total			$15,952	$(20,700)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $109.74 at April 30, 2023. The market value of the short position was $0.1 million.
(3)	Ten-year Treasury Ultra futures contracts were valued at prices of $121.45 at April 30, 2023. The market value of the short position was $65.8 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of April 30, 2023
Fannie Mae	$2,610,530	65.8%
Freddie Mac	1,358,060	34.2%
Total Mortgage Assets	$3,968,590	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of April 30, 2023
Non-Whole Pool Assets	$153,421	3.9%
Whole Pool Assets	3,815,169	96.1%
Total Mortgage Assets	$3,968,590	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of April 30, 2023	Borrowings	Debt	Rate	in Days	Maturity
J.P. Morgan Securities LLC	$349,275	9.3%	5.07%	28	7/24/2023
Merrill Lynch, Pierce, Fenner & Smith	333,041	8.8%	5.07%	18	5/26/2023
RBC Capital Markets, LLC	314,868	8.4%	5.09%	43	7/17/2023
Mirae Asset Securities (USA) Inc.	305,602	8.1%	5.01%	60	9/1/2023
Daiwa Securities America Inc.	249,655	6.6%	5.14%	47	6/16/2023
Marex Capital Markets Inc.	234,474	6.2%	5.01%	20	6/28/2023
ING Financial Markets LLC	232,368	6.2%	4.97%	4	5/4/2023
Cantor Fitzgerald & Co	225,426	6.0%	4.98%	5	5/11/2023
ABN AMRO Bank N.V.	220,568	5.9%	5.12%	44	6/13/2023
ASL Capital Markets Inc.	211,837	5.6%	5.04%	18	5/19/2023
Citigroup Global Markets Inc	189,222	5.0%	5.11%	28	5/30/2023
StoneX Financial Inc.	181,326	4.8%	4.90%	8	5/10/2023
Mitsubishi UFJ Securities (USA), Inc	176,362	4.7%	4.90%	4	5/24/2023
Wells Fargo Bank, N.A.	164,206	4.4%	5.07%	24	6/9/2023
Goldman, Sachs & Co	125,228	3.3%	5.01%	10	5/24/2023
Santander Bank, N.A.	115,540	3.1%	5.10%	23	5/26/2023
Bank of Montreal	76,290	2.0%	5.05%	19	5/19/2023
South Street Securities, LLC	37,163	1.0%	5.14%	47	6/16/2023
Lucid Cash Fund USG LLC	18,356	0.5%	5.02%	11	5/11/2023
Lucid Prime Fund, LLC	2,755	0.1%	5.02%	11	5/11/2023
Total Borrowings	$3,763,562	100.0%	5.04%	26	9/1/2023

(1) Included in this balance is $256.8 million of floating rate repurchase agreements priced at overnight SOFR + 15 basis points.

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400